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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                    ________


          Date of Report (Date of earliest event reported): May 2, 2006



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)






            Delaware                  0-27122               94-2900635

  (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)           file number)       Identification Number)


              3011 Triad Drive                            94550
                Livermore, CA                           (Zip Code)
    (Address of principal executive offices)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

     On May 2, 2006, in connection with the appointment of a new member of the Board of Directors as disclosed below, Adept Technology, Inc. (the "Company" or "Adept") entered into an initial grant agreement with respect to the automatic grant of options to purchase up to 10,000 shares of Adept common stock pursuant to the Company's 2004 Director Option Plan, as amended. The initial grant agreement reflects the form of initial grant agreement pursuant to the 2004 Director Option Plan, amended to reflect the Company's reincorporation in Delaware, the form of which is attached to an exhibit to this Report on Form 8-K.

     On May 2, 2006, the Adept Board of Directors approved amendments to the Adept Executive Bonus Plan, to confirm the base plan and revise the schedule for payment of sales commission bonuses to sales executives. A copy of the Executive Bonus Plan, excluding certain specific confidential and numerical information relating to specific performance targets is attached as an exhibit to this Report on Form 8-K.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of New Director
---------------------------

     On May 2, 2006, the Board of Directors of Adept approved the increase of the number of authorized directors of the Company to six by resolution pursuant to the Company's Bylaws and appointed Herbert Martin to serve as a member of the Board of Directors of Adept and as a member of the Compensation Committee of the Board of Directors of Adept. Mr. Martin will succeed to Mr. Richard Juelis' position on the Compensation Committee, from which Mr. Juelis is resigning, but continuing to serve on the Adept Board of Directors.

     Adept's press release announcing the appointment of the new director is attached as an exhibit to this Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

           (d) Exhibits

           10.1 Form of Director Option Agreement (Initial Grant) pursuant to Adept Technology, Inc. 2004 Director Option Plan.

           10.2  Form of Executive Bonus Plan, as amended May 2, 2006.

           99.1  Press Release of Adept Technology, Inc. dated May 2, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADEPT TECHNOLOGY, INC.



Date: May 2, 2006                          By: /s/ Robert R. Strickland
                                               ---------------------------------
                                           Robert R. Strickland
                                           Vice President of Finance and Chief
                                           Financial Officer